Exhibit 99.1

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
New Segment Financial Supplement

Investor Contact:        This report is for informational purposes only. It should be read in conjunction with documents filed by
Sarah Doran            Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646)794-0590
Email: sarah.doran@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreements with Royal & Sun Alliance Insurance plc; the inability to receive the required regulatory approvals to complete the acquisitions; risks that the proposed acquisitions disrupt each company’s current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the acquisitions; the amount of costs, fees, expenses and charges related to the acquisitions; pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•
The following schedules show the Company's unaudited results of operations for each of its operating segments for the year ended December 31, 2013, year ended December 31, 2012, nine months ended September 30, 2014, nine months ended September 30, 2013, quarter ended September 30, 2014, quarter ended June 30, 2014, quarter ended March 31, 2014, quarter ended December 31, 2013, quarter ended September 30, 2013, quarter ended June 30, 2013, and quarter ended March 31, 2013.

•
During the fourth quarter of 2014, the Chief Executive Officer of Allied World Assurance Company Holdings, AG (the "Company") reorganized how the Company manages its business, and as a result it realigned its executive management team and changed its reportable segments to correspond to the reorganization. The Company's Bermuda direct insurance operations, which had previously been included in the international insurance segment, were combined with the U.S. insurance segment, with the new segment renamed the "North American Insurance Segment". The remaining direct insurance operations of the international insurance segment were renamed the "Global Markets Insurance Segment". The Reinsurance Segment remained unchanged. The results of operations reported under the "Reinsurance" and "Consolidated Totals" columns in the following schedules have not changed as a result of the new segment format.

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE YEAR ENDED DECEMBER 31, 2013

	Year ended December 31, 2013

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$1,572,355	$232,555	$933,754	$2,738,664
Net premiums written	$1,082,441	$145,002	$893,038	$2,120,481
Net premiums earned	$1,022,979	$126,008	$856,846	$2,005,833
Total revenues	$1,022,979	$126,008	$856,846	$2,005,833

Expenses
Net losses and loss expenses	$651,267	$50,395	$421,580	$1,123,242
Acquisition costs	94,869	10,051	147,753	252,673
General and administrative expenses	209,042	63,164	80,079	352,285
Total expenses	$955,178	$123,610	$649,412	$1,728,200

Underwriting income	$67,801	$2,398	$207,434	$277,633

Other insurance-related income	—	—	—	—
Other insurance-related expenses	—	—	—	—
Segment income	$67,801	$2,398	$207,434	$277,633

Net investment income				157,564
Net realized investment gains				59,525
Amortization of intangible assets				(2,533)
Interest expense				(56,510)
Foreign exchange loss				(8,019)
Income before income taxes				$427,660

GAAP Ratios
Loss and loss expense ratio	63.7%	40.0%	49.2%	56.0%
Acquisition cost ratio	9.3%	8.0%	17.2%	12.6%
General and administrative expense ratio	20.4%	50.1%	9.3%	17.6%
Expense ratio	29.7%	58.1%	26.5%	30.2%
Combined ratio	93.4%	98.1%	75.7%	86.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE YEAR ENDED DECEMBER 31, 2012

	Year ended December 31, 2012

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$1,376,040	$192,981	$760,250	$2,329,271
Net premiums written	$964,199	$125,577	$748,047	$1,837,823
Net premiums earned	$892,721	$115,660	$740,517	$1,748,898
Total revenues	$892,721	$115,660	$740,517	$1,748,898

Expenses
Net losses and loss expenses	$608,762	$19,536	$510,966	$1,139,264
Acquisition costs	77,701	8,483	119,538	205,722
General and administrative expenses	185,231	48,365	73,725	307,321
Total expenses	$871,694	$76,384	$704,229	$1,652,307

Underwriting income	$21,027	$39,276	$36,288	$96,591

Other insurance-related income	—	—	—	—
Other insurance-related expenses	—	—	—	—
Segment income	$21,027	$39,276	$36,288	$96,591

Net investment income				167,141
Net realized investment gains				306,436
Amortization of intangible assets				(2,533)
Interest expense				(55,405)
Foreign exchange loss				(783)
Income before income taxes				$511,447

GAAP Ratios
Loss and loss expense ratio	68.2%	16.9%	69.0%	65.1%
Acquisition cost ratio	8.7%	7.3%	16.1%	11.8%
General and administrative expense ratio	20.7%	41.8%	10.0%	17.6%
Expense ratio	29.4%	49.1%	26.1%	29.4%
Combined ratio	97.6%	66.0%	95.1%	94.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

	Nine months ended September 30, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$1,285,044	$196,086	$888,552	$2,369,682
Net premiums written	$905,279	$126,574	$862,427	$1,894,280
Net premiums earned	$808,453	$114,584	$686,232	$1,609,269
Total revenues	$808,453	$114,584	$686,232	$1,609,269

Expenses
Net losses and loss expenses	$520,586	$35,204	$370,441	$926,231
Acquisition costs	76,531	12,615	125,258	214,404
General and administrative expenses	159,063	48,861	56,898	264,822
Total expenses	$756,180	$96,680	$552,597	$1,405,457

Underwriting income	$52,273	$17,904	$133,635	$203,812

Other insurance-related income	1,032	—	—	1,032
Other insurance-related expenses	1,270	5,305	—	6,575
Segment income	$52,035	$12,599	$133,635	$198,269

Net investment income				127,824
Net realized investment gains				104,286
Amortization of intangible assets				(1,900)
Interest expense				(43,451)
Foreign exchange loss				(978)
Income before income taxes				$384,050

GAAP Ratios
Loss and loss expense ratio	64.4%	30.7%	54.0%	57.6%
Acquisition cost ratio	9.5%	11.0%	18.3%	13.3%
General and administrative expense ratio	19.7%	42.6%	8.3%	16.5%
Expense ratio	29.2%	53.6%	26.6%	29.8%
Combined ratio	93.6%	84.3%	80.6%	87.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

	Nine months ended September 30, 2013

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$1,169,782	$156,232	$857,160	$2,183,174
Net premiums written	$811,473	$100,762	$817,116	$1,729,351
Net premiums earned	$760,581	$91,705	$628,986	$1,481,272
Total revenues	$760,581	$91,705	$628,986	$1,481,272

Expenses
Net losses and loss expenses	$453,680	$36,227	$317,369	$807,276
Acquisition costs	70,329	7,006	109,081	186,416
General and administrative expenses	151,601	43,287	56,930	251,818
Total expenses	$675,610	$86,520	$483,380	$1,245,510

Underwriting income	$84,971	$5,185	$145,606	$235,762

Other insurance-related income	—	—	—	—
Other insurance-related expenses	—	—	—	—
Segment income	$84,971	$5,185	$145,606	$235,762

Net investment income				110,294
Net realized investment losses				(8,074)
Amortization of intangible assets				(1,900)
Interest expense				(42,416)
Foreign exchange loss				(7,361)
Income before income taxes				$286,305

GAAP Ratios
Loss and loss expense ratio	59.6%	39.5%	50.5%	54.5%
Acquisition cost ratio	9.2%	7.6%	17.3%	12.6%
General and administrative expense ratio	19.9%	47.2%	9.1%	17.0%
Expense ratio	29.1%	54.8%	26.4%	29.6%
Combined ratio	88.7%	94.3%	76.9%	84.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2014

	Three months ended September 30, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$466,792	$64,125	$176,967	$707,884
Net premiums written	$364,739	$44,794	$159,209	$568,742
Net premiums earned	$277,203	$41,574	$222,960	$541,737
Total revenues	$277,203	$41,574	$222,960	$541,737

Expenses
Net losses and loss expenses	$180,682	$28,142	$127,266	$336,090
Acquisition costs	27,027	5,313	40,063	72,403
General and administrative expenses	52,921	16,802	18,571	88,294
Total expenses	$260,630	$50,257	$185,900	$496,787

Underwriting income (loss)	$16,573	$(8,683)	$37,060	$44,950

Other insurance-related income	1,032	—	—	1,032
Other insurance-related expenses	1,270	5,305	—	6,575
Segment income (loss)	$16,335	$(13,988)	$37,060	$39,407

Net investment income				43,412
Net realized investment losses				(35,136)
Amortization of intangible assets				(633)
Interest expense				(14,325)
Foreign exchange loss				(278)
Income before income taxes				$32,447

GAAP Ratios
Loss and loss expense ratio	65.2%	67.7%	57.1%	62.0%
Acquisition cost ratio	9.7%	12.8%	18.0%	13.4%
General and administrative expense ratio	19.1%	40.4%	8.3%	16.3%
Expense ratio	28.8%	53.2%	26.3%	29.7%
Combined ratio	94.0%	120.9%	83.4%	91.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2014

	Three months ended June 30, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$472,340	$73,564	$214,501	$760,405
Net premiums written	$293,388	$50,733	$209,803	$553,924
Net premiums earned	$265,800	$37,998	$233,449	$537,247
Total revenues	$265,800	$37,998	$233,449	$537,247

Expenses
Net losses and loss expenses	$178,732	$2,673	$133,450	$314,855
Acquisition costs	25,829	4,423	44,027	74,279
General and administrative expenses	58,527	17,477	20,184	96,188
Total expenses	$263,088	$24,573	$197,661	$485,322

Underwriting income	$2,712	$13,425	$35,788	$51,925

Other insurance-related income	—	—	—	—
Other insurance-related expenses	—	—	—	—
Segment income	$2,712	$13,425	$35,788	$51,925

Net investment income				36,793
Net realized investment gains				85,217
Amortization of intangible assets				(634)
Interest expense				(14,592)
Foreign exchange loss				(651)
Income before income taxes				$158,058

GAAP Ratios
Loss and loss expense ratio	67.2%	7.0%	57.2%	58.6%
Acquisition cost ratio	9.7%	11.6%	18.9%	13.8%
General and administrative expense ratio	22.0%	46.0%	8.6%	17.9%
Expense ratio	31.7%	57.6%	27.5%	31.7%
Combined ratio	98.9%	64.6%	84.7%	90.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2014

	Three months ended March 31, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$345,912	$58,397	$497,084	$901,393
Net premiums written	$247,152	$31,047	$493,415	$771,614
Net premiums earned	$265,451	$35,011	$229,823	$530,285
Total revenues	$265,451	$35,011	$229,823	$530,285

Expenses
Net losses and loss expenses	$161,172	$4,389	$109,725	$275,286
Acquisition costs	23,675	2,879	41,168	67,722
General and administrative expenses	47,615	14,582	18,143	80,340
Total expenses	$232,462	$21,850	$169,036	$423,348

Underwriting income	$32,989	$13,161	$60,787	$106,937

Other insurance-related income	—	—	—	—
Other insurance-related expenses	—	—	—	—
Segment income	$32,989	$13,161	$60,787	$106,937

Net investment income				47,619
Net realized investment gains				54,205
Amortization of intangible assets				(633)
Interest expense				(14,534)
Foreign exchange loss				(49)
Income before income taxes				$193,545

GAAP Ratios
Loss and loss expense ratio	60.7%	12.5%	47.7%	51.9%
Acquisition cost ratio	8.9%	8.2%	17.9%	12.8%
General and administrative expense ratio	17.9%	41.6%	7.9%	15.2%
Expense ratio	26.8%	49.8%	25.8%	28.0%
Combined ratio	87.5%	62.3%	73.5%	79.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2013

	Three months ended December 31, 2013

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$402,574	$76,322	$76,594	$555,490
Net premiums written	$270,969	$44,239	$75,922	$391,130
Net premiums earned	$262,398	$34,303	$227,860	$524,561
Total revenues	$262,398	$34,303	$227,860	$524,561

Expenses
Net losses and loss expenses	$197,587	$14,168	$104,211	$315,966
Acquisition costs	24,540	3,045	38,672	66,257
General and administrative expenses	57,441	19,877	23,149	100,467
Total expenses	$279,568	$37,090	$166,032	$482,690

Underwriting (loss) income	$(17,170)	$(2,787)	$61,828	$41,871

Other insurance-related income	—	—	—	—
Other insurance-related expenses	—	—	—	—
Segment (loss) income	$(17,170)	$(2,787)	$61,828	$41,871

Net investment income				47,270
Net realized investment gains				67,599
Amortization of intangible assets				(633)
Interest expense				(14,094)
Foreign exchange loss				(658)
Income before income taxes				$141,355

GAAP Ratios
Loss and loss expense ratio	75.3%	41.3%	45.7%	60.2%
Acquisition cost ratio	9.4%	8.9%	17.0%	12.6%
General and administrative expense ratio	21.9%	57.9%	10.2%	19.2%
Expense ratio	31.3%	66.8%	27.2%	31.8%
Combined ratio	106.6%	108.1%	72.9%	92.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2013

	Three months ended September 30, 2013

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$389,550	$52,040	$139,303	$580,893
Net premiums written	$280,862	$33,562	$138,653	$453,077
Net premiums earned	$263,172	$31,984	$215,617	$510,773
Total revenues	$263,172	$31,984	$215,617	$510,773

Expenses
Net losses and loss expenses	$157,308	$15,008	$104,654	$276,970
Acquisition costs	25,670	2,474	36,970	65,114
General and administrative expenses	53,011	15,055	20,487	88,553
Total expenses	$235,989	$32,537	$162,111	$430,637

Underwriting income (loss)	$27,183	$(553)	$53,506	$80,136

Other insurance-related income	—	—	—	—
Other insurance-related expenses	—	—	—	—
Segment income (loss)	$27,183	$(553)	$53,506	$80,136

Net investment income				39,271
Net realized investment gains				27,487
Amortization of intangible assets				(633)
Interest expense				(14,094)
Foreign exchange loss				(4,353)
Income before income taxes				$127,814

GAAP Ratios
Loss and loss expense ratio	59.8%	46.9%	48.5%	54.2%
Acquisition cost ratio	9.8%	7.7%	17.1%	12.7%
General and administrative expense ratio	20.1%	47.1%	9.5%	17.3%
Expense ratio	29.9%	54.8%	26.6%	30.0%
Combined ratio	89.7%	101.7%	75.1%	84.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2013

	Three months ended June 30, 2013

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$441,557	$58,333	$265,310	$765,200
Net premiums written	$290,989	$36,824	$253,409	$581,222
Net premiums earned	$253,345	$31,132	$222,794	$507,271
Total revenues	$253,345	$31,132	$222,794	$507,271

Expenses
Net losses and loss expenses	$142,431	$12,901	$119,796	$275,128
Acquisition costs	24,194	2,718	37,705	64,617
General and administrative expenses	48,565	13,872	18,148	80,585
Total expenses	$215,190	$29,491	$175,649	$420,330

Underwriting income	$38,155	$1,641	$47,145	$86,941

Other insurance-related income	—	—	—	—
Other insurance-related expenses	—	—	—	—
Segment income	$38,155	$1,641	$47,145	$86,941

Net investment income				37,635
Net realized investment losses				(115,198)
Amortization of intangible assets				(634)
Interest expense				(14,188)
Foreign exchange loss				(490)
Loss before income taxes				$(5,934)

GAAP Ratios
Loss and loss expense ratio	56.2%	41.4%	53.8%	54.2%
Acquisition cost ratio	9.5%	8.7%	16.9%	12.7%
General and administrative expense ratio	19.2%	44.6%	8.1%	15.9%
Expense ratio	28.7%	53.3%	25.0%	28.6%
Combined ratio	84.9%	94.7%	78.8%	82.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2013

	Three months ended March 31, 2013

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$338,674	$45,860	$452,547	$837,081
Net premiums written	$239,621	$30,377	$425,054	$695,052
Net premiums earned	$244,063	$28,590	$190,575	$463,228
Total revenues	$244,063	$28,590	$190,575	$463,228

Expenses
Net losses and loss expenses	$153,941	$8,318	$92,919	$255,178
Acquisition costs	20,465	1,814	34,406	56,685
General and administrative expenses	50,025	14,360	18,295	82,680
Total expenses	$224,431	$24,492	$145,620	$394,543

Underwriting income	$19,632	$4,098	$44,955	$68,685

Other insurance-related income	—	—	—	—
Other insurance-related expenses	—	—	—	—
Segment income	$19,632	$4,098	$44,955	$68,685

Net investment income				33,388
Net realized investment gains				79,637
Amortization of intangible assets				(633)
Interest expense				(14,134)
Foreign exchange loss				(2,518)
Income before income taxes				$164,425

GAAP Ratios
Loss and loss expense ratio	63.1%	29.1%	48.8%	55.1%
Acquisition cost ratio	8.4%	6.3%	18.1%	12.2%
General and administrative expense ratio	20.5%	50.2%	9.6%	17.8%
Expense ratio	28.9%	56.5%	27.7%	30.0%
Combined ratio	92.0%	85.6%	76.5%	85.1%